UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 17, 2017

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Litigation Related to the Proposed Merger with Consolidated

On February 27, 2017, FairPoint Communications, Inc. (“FairPoint”) filed a joint proxy statement/prospectus on Schedule 14A (the “Joint Proxy Statement/Prospectus”), in connection with the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of December 3, 2016, by and among FairPoint, Consolidated Communications Holdings, Inc. (“Consolidated”), and Falcon Merger Sub, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Consolidated (“Merger Sub”) (as amended by the First Amendment to Agreement and Plan of Merger entered into as of January 20, 2017, the “Merger Agreement”), and that was also filed by Consolidated with the SEC on February 24, 2017 in connection with the Merger.

As described on page 95 of the Joint Proxy Statement/Prospectus, on February 7, 2017, a purported stockholder of FairPoint filed an alleged class action complaint in the United States District Court for the Western District of North Carolina, captioned Lentine v. FairPoint Communications, Inc. et al. (Case No. 3:17-cv-51), against FairPoint, the members of the FairPoint board of directors, Consolidated, and Merger Sub.  The complaint makes various allegations against the defendants pursuant to Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, in connection with FairPoint’s proposed Merger with Consolidated, including that the Form S-4 Registration Statement filed with the Securities and Exchange Commission on January 26, 2017 (the “Registration Statement,” which, as amended, was declared effective on February 24, 2017) in connection with the proposed Merger, of which the Joint Proxy Statement/Prospectus forms a part, omits certain information allegedly necessary for FairPoint’s shareholders to make an informed vote on the proposed Merger.  In the complaint, the plaintiff sought to enjoin the defendants from consummating the proposed Merger on the agreed-upon terms or, alternatively, to rescind the proposed Merger in the event the defendants consummate the Merger, in addition to damages, attorneys’ fees, and costs.

On March 7, 2017, the plaintiff filed a motion for preliminary injunction to enjoin FairPoint’s special meeting of stockholders, which will be held on March 28, 2017, to approve the proposed Merger with Consolidated.

On March 17, 2017, the plaintiff voluntarily dismissed the lawsuit with prejudice as to his individual claims and without prejudice as to the claims of the putative class.  No payment, promise of payment, or other consideration has been offered or made to the plaintiff or his attorneys.

Cautionary Note Regarding Forward-looking Statements
The Securities and Exchange Commission (the “SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, current expectations, plans, strategies, and anticipated financial results of Consolidated and FairPoint, both separately and as a combined entity. There are a number of risks, uncertainties, and conditions that may cause the actual results of Consolidated and FairPoint, both separately and as a combined entity, to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include the timing and ability to complete the proposed acquisition of FairPoint by Consolidated, the expected benefits of the integration of the two companies and successful integration of FairPoint’s operations with those of Consolidated and realization of the synergies from the integration, as well as a number of factors related to the respective businesses of Consolidated and FairPoint, including economic and financial market conditions generally and economic conditions in Consolidated’s and FairPoint’s service areas; various risks to stockholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated’s ability to repay or refinance it or incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on its common stock; restrictions contained in Consolidated’s debt agreements that limit the discretion of management in operating the business; legal or regulatory proceedings or other matters that impact the timing or ability to complete the acquisition as contemplated, regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s and FairPoint’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory change

s in the telecommunications industry; liability and compliance costs regarding environmental regulations; the possibility of disruption from the integration of the two companies making it more difficult to maintain business and operational relationships; the possibility that the acquisition is not consummated, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that the merger or the acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the joint proxy statement of Consolidated and FairPoint, which also constitutes a prospectus of Consolidated, filed by Consolidated with the SEC pursuant to Rule 424(b)(3) on February 24, 2017 (the “Joint Proxy Statement/Prospectus”), and in Consolidated’s and FairPoint’s respective filings with the SEC, including the Annual Report on Form 10-K of Consolidated for the year ended December 31, 2016, which was filed with the SEC on March 1, 2017, under the heading “Item 1A-Risk Factors,” and the Annual Report on Form 10-K of FairPoint for the year ended December 31, 2016, which was filed with the SEC on March 6, 2017, under the heading “Item 1A-Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of Consolidated and FairPoint. Many of these circumstances are beyond the ability of Consolidated and FairPoint to control or predict. Moreover, forward-looking statements necessarily involve assumptions on the part of Consolidated and FairPoint. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated and FairPoint, and their respective subsidiaries, both separately and as a combined entity to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on the respective behalf of Consolidated or FairPoint are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, each of Consolidated and FairPoint disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.
Important Merger Information and Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Consolidated and FairPoint have and will file relevant materials with the SEC. Consolidated and FairPoint have mailed the Joint Proxy Statement/Prospectus to their respective stockholders. Investors are urged to read the Joint Proxy Statement/Prospectus regarding the proposed transaction because it contains important information. The Joint Proxy Statement/Prospectus and other relevant documents that have been or will be filed by Consolidated and FairPoint with the SEC are or will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications Holdings, Inc., 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations or to FairPoint Communications, Inc., 521 East Morehead Street, Suite 500, Charlotte, North Carolina 28202, Attention: Secretary.
Consolidated, FairPoint and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Consolidated is set forth in its definitive proxy statement, which was filed with the SEC on March 28, 2016. Information about the directors and executive officers of FairPoint is set forth in its definitive proxy statement, which was filed with the SEC on March 25, 2016, and in the Joint Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources listed above. Investors may obtain additional information regarding the interests of such participants by reading the Joint Proxy Statement/Prospectus.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Bruce F. Metge
	Name:	Bruce F. Metge
	Title:	Executive Vice President and Chief Legal Officer
Date: March 20, 2017